Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                                                    EXHIBIT 10.1

                                                AMENDMENT #7 TO MASTER AGREEMENT

--------------------------------------------------------------------------------
                                FOR VALUE ADDED SERVICES (BRAZIL) BY AND BETWEEN
                                         AOL BRASIL LTDA. AND EMPRESA BRASILEIRA
                                                      DE TELECOMUNICACOES S.A. -
                                                                        EMBRATEL



         This Amendment (the "Amendment #7"), effective as of September 21, 2001 ("Amendment Date"), is entered into by and between AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial, 600, 2(degree) Andar, Santo Andre, 08090-500, Sao Paulo, - SP, registered with the Ministerio de Fazenda under number 03.032.579/0001-62, represented by its Director, Milton da Rocha Camargo, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.
- EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1012, 20179-900, Rio de Janeiro, RJ, registered with the Ministerio de Fazenda under number 33.530.486/0001-29, represented by its Executive Account Manager, Valdinei Carniel Rocha, and its Account Manager, Michael Dariano Machemer, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

         This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

1.       DEPLOYMENT PLAN

         1.1 Exhibit C of the Agreement is hereby amended by ADDING the following provisions, which shall terminate three (3) years after the effective date of this Amendment. All the provisions included at the original Exhibit C and following amendments will have the same duration after the effective date its signature:

---------- --------------------------------- ----------------- ---------------
    #             AOL DESIGNATED CITIES             ST             MODEMS
---------- --------------------------------- ----------------- ---------------
1.         CAXIAS DO SUL                            RS              [**]
---------- --------------------------------- ----------------- ---------------
2.         CONTAGEM                                 MG              [**]
---------- --------------------------------- ----------------- ---------------
3.         CRICIUMA                                 SC              [**]
---------- --------------------------------- ----------------- ---------------
4.         CURITIBA                                 PR              [**]
---------- --------------------------------- ----------------- ---------------
5.         FLORIANOPOLIS                            SC              [**]
---------- --------------------------------- ----------------- ---------------
6.         FOZ DO IGUACU                            PR              [**]
---------- --------------------------------- ----------------- ---------------
7.         GOIANIA                                  GO              [**]
---------- --------------------------------- ----------------- ---------------
8.         GURUPI                                   TO              [**]
---------- --------------------------------- ----------------- ---------------
9.         JI-PARANA                                RO              [**]
---------- --------------------------------- ----------------- ---------------
10.        JUIZ DE FORA                             MG              [**]
---------- --------------------------------- ----------------- ---------------
11.        LONDRINA                                 PR              [**]
---------- --------------------------------- ----------------- ---------------
12.        MARINGA                                  PR              [**]
---------- --------------------------------- ----------------- ---------------
13.        PASSO FUNDO                              RS              [**]
---------- --------------------------------- ----------------- ---------------
14.        PELOTAS                                  RS              [**]
---------- --------------------------------- ----------------- ---------------
15.        PETROPOLIS                               RJ              [**]
---------- --------------------------------- ----------------- ---------------
16.        PONTA GROSSA                             PR              [**]
---------- --------------------------------- ----------------- ---------------
17.        PORTO ALEGRE                             RS              [**]
---------- --------------------------------- ----------------- ---------------
18.        RECIFE                                   PE              [**]
---------- --------------------------------- ----------------- ---------------
19.        RIO DE JANEIRO                           RJ              [**]
---------- --------------------------------- ----------------- ---------------
20.        RIO GRANDE                               RS              [**]
---------- --------------------------------- ----------------- ---------------
21.        UBERLANDIA                               MG              [**]
---------- --------------------------------- ----------------- ---------------
           TOTAL                                                    [**]
---------- --------------------------------- ----------------- ---------------

1.2 Exhibit C of the Agreement is hereby amended by REDUCING the following provisions. These modems shall be discontinued at the same time of installation of the models mentioned in item 1.1.

---------- ----------------------------------- ---------------- ---------------
    #              AOL DESIGNATED CITIES             ST             MODEMS
---------- ----------------------------------- ---------------- ---------------
1.         AMERICANA                                 SP              [**]
---------- ----------------------------------- ---------------- ---------------
2.         ARARAQUARA                                SP              [**]
---------- ----------------------------------- ---------------- ---------------
3.         BARUERI                                   SP              [**]
---------- ----------------------------------- ---------------- ---------------
4.         MARILIA                                   SP              [**]
---------- ----------------------------------- ---------------- ---------------
5.         OSASCO                                    SP              [**]
---------- ----------------------------------- ---------------- ---------------
6.         PIRACICABA                                SP              [**]
---------- ----------------------------------- ---------------- ---------------
7.         PRESIDENTE PRUDENTE                       SP              [**]
---------- ----------------------------------- ---------------- ---------------
8.         RIBEIRAO PRETO                            SP              [**]
---------- ----------------------------------- ---------------- ---------------
9.         SANTO ANDRE                               SP              [**]
---------- ----------------------------------- ---------------- ---------------
10.        SANTOS                                    SP              [**]
---------- ----------------------------------- ---------------- ---------------
11.        SAO BERNARDO DO CAMPO                     SP              [**]
---------- ----------------------------------- ---------------- ---------------
12.        SAO CAETANO DO SUL                        SP              [**]
---------- ----------------------------------- ---------------- ---------------
13.        SAO JOSE DO RIO PRETO                     SP              [**]
---------- ----------------------------------- ---------------- ---------------
14.        SAO JOSE DOS CAMPOS                       SP              [**]
---------- ----------------------------------- ---------------- ---------------
15.        SAO PAULO                                 SP              [**]
---------- ----------------------------------- ---------------- ---------------
16.        SOROCABA                                  SP              [**]
---------- ----------------------------------- ---------------- ---------------
           TOTAL                                                     [**]
---------- ----------------------------------- ---------------- ---------------

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                                   Sao Paulo, September 21, 2001

EMPRESA BRAS. TELECOMUNICACOES          AOL BRASIL LTDA.
S.A. - EMBRATEL



/s/ VALDINEI CARNIEL ROCHA              /s/ MILTON CAMARGO
----------------------------------      ---------------------------------------
NAME:    VALDINEI CARNIEL ROCHA         NAME: MILTON CAMARGO
TITLE:   EXECUTIVE ACCOUNT MANAGER      TITLE: VICE-PRESIDENT



/s/ MICHELE DARIANO MACHEMER
----------------------------------
NAME:     MICHELE DARIANO MACHEMER
TITLE:    ACCOUNT MANAGER



WITNESSES:

/s/ JUSSARA COSTA RIET                  /s/ LUCIANA DE FREITAS PUPO NOGUEIRA
----------------------------------      ---------------------------------------
NAME:    JUSSARA COSTA RIET             NAME: LUCIANA DE FREITAS PUPO NOGUEIRA

RG: 1,014,014,932


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